4Q2023
Supplemental Information
FURNISHED AS OF FEBRUARY 16, 2024 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report, and include, but are not limited to, statements related to the merger between Healthcare Realty Trust Incorporated (“Legacy HR” and, after the closing of the merger, the “Company” or "HR") and Healthcare Trust of America, Inc. (“HTA”) that closed on July 20, 2022 (the “Merger”). These forward-looking statements are made as of the date of this report and are not necessarily indicative of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the Company’s expected results may not be achieved; failure to realize the expected benefits of the Merger; the risk that the Company’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; the possibility that, if the Company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; pandemics or other health crises, such as COVID-19; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2023, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
7	Salient Facts
8	Corporate Information
9	Balance Sheet
10	Statements of Income
11	FFO, Normalized FFO, & FAD
12	Capital Funding & Commitments
13	Debt Metrics
14	Debt Covenants & Liquidity
15	Investment Activity
16	Re/development Activity
17	Portfolio
18	Health Systems
19	MOB Proximity to Hospital
20	Lease Maturity & Occupancy
21	Leasing Statistics
22	Merger Combined Same Store
24	NOI Reconciliations
26	EBITDA Reconciliations
27	Components of Net Asset Value
28	Components of Expected FFO

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 3

Highlights

The following applies to all same store disclosures reported in this supplemental report. Subsequent to its merger with Healthcare Trust of America ("Legacy HTA") on July 20, 2022, the Company began reporting combined same store results in the third quarter of 2022, which are now referred to as Merger Combined Same Store. Merger Combined Same Store includes the Company’s same store properties, including Legacy HTA properties, that were owned for the full comparative period, and that meet all elements of the Company’s same store criteria. The Company presents the combined companies’ same store portfolios to provide an understanding of the operating performance and growth potential of the combined company.

NET INCOME AND NORMALIZED FFO
•Net (loss) income attributable to common stockholders for the three months ended December 31, 2023 was $(40.5) million or $(0.11) per diluted common share. Net (loss) income attributable to common stockholders for the year ended December 31, 2023 was $(278.3) million or $(0.74) per diluted common share.
•Normalized FFO per share totaled $0.39 and $1.57 for the three months and year ended December 31, 2023, respectively.

MERGER COMBINED SAME STORE
•Merger Combined Same Store cash NOI for the fourth quarter increased 2.7% over the prior year, and 2.8% for the year ended December 31, 2023.
•Fourth quarter predictive growth measures in the Merger Combined Same Store portfolio include:
◦Average in-place rent increases of 2.8%
◦Future annual contractual increases of 2.9% for leases commencing in the quarter.
◦Weighted average MOB cash leasing spreads of 3.3% on 607,000 square feet renewed:
▪3% (<0% spread)
▪6% (0-3%)
▪76% (3-4%)
▪16% (>4%)
◦Tenant retention of 78.2%

MULTI-TENANT OCCUPANCY AND ABSORPTION
•During the quarter, the multi-tenant portfolio had sequential occupancy improvement of 175,000 square feet, or 53 basis points.

	4Q 2023
(in thousands, except % and bps)	NOVEMBER 2023 PROJECTION	ACTUAL
Total multi-tenant SF	33,552	33,371
Starting occupancy	85.1%	84.7%
Absorption (SF)	120-180	175
Ending occupancy	85.4-85.6%	85.2%
Change in occupancy (bps)	+ 30-50	+ 53

•Total multi-tenant square feet changes from the November 2023 projection to 4Q 2023 actual include the sale of properties comprising 287,000 square feet offset by a 106,000 square feet development completion.

•The multi-tenant portfolio leased percentage was 87.3% at December 31, which was 210 basis points greater than occupancy.
◦The multi-tenant Legacy HTA portfolio leased percentage was 85.5%, which was 230 basis points greater than occupancy.
•An updated multi-tenant occupancy and NOI bridge can be found on page 21 of the Investor Presentation.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 4

Highlights

LEASING
•Portfolio leasing activity that commenced in the fourth quarter totaled 1,224,000 square feet related to 340 leases:
◦703,000 square feet of renewals
◦508,000 square feet of new and 13,000 square feet of expansion leases
•The Company executed new leases totaling 425,000 square feet in the quarter that will commence in future periods.

DISPOSITIONS
•During the fourth quarter, the Company sold 27 properties totaling $338 million.
•Additional dispositions in 2023 totaled 36 properties for $656 million at an average cap rate of 6.6%. These dispositions generated proceeds of $597 million and $59 million of seller financing.
•The 2023 additional dispositions do not include the January 2023 dispositions of $112 million to repay the balance on the asset sale term loan.
•The 2023 total dispositions improved the quality and growth profile of the portfolio as seen through the following characteristics:
◦34% non-MOB
◦54% off campus MOB
◦63% single-tenant
◦1.9% average in-place escalators

BALANCE SHEET
•Net debt to adjusted EBITDA was 6.4 times at the end of the quarter.
•During the fourth quarter, the Company executed interest rate swaps totaling $275 million. In January 2024, $200 million of interest rate swaps expired.
•As of December 31, 2023, including the effect of the expiration of the January 2024 interest rate swap, variable rate debt was 8%. This reflects an improvement from 13% as of December 31, 2022.
•As of December 31, 2023, the Company's line of credit balance was fully repaid.

DIVIDEND
•A dividend of $0.31 per share was paid in November 2023. A dividend of $0.31 per share will be paid on March 14, 2024 to stockholders and OP unitholders of record on February 26, 2024.

EARNINGS CALL
•On Friday, February 16, 2024, at 11:00 a.m. Eastern Time, Healthcare Realty Trust has scheduled a conference call to discuss earnings results, quarterly activities, general operations of the Company and industry trends.
•Simultaneously, a webcast of the conference call will be available to interested parties at https://investors.healthcarerealty.com/corporate-profile/webcasts under the Investor Relations section. A webcast replay will be available following the call at the same address.
•Live Conference Call Access Details:
◦Domestic Dial-In Number: +1 404-975-4839 access code 926364;
◦All Other Locations: +1 833-470-1428 access code 926364.
•Replay Information:
◦Domestic Dial-In Number: +1 929-458-6194 access code 512784;
◦All Other Locations: +1 866-813-9403 access code 512784.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 5

Highlights

GUIDANCE
•The Company's 2024 guidance range represents the in-place portfolio as of February 16, 2024, and does not include any assumptions for prospective acquisitions, joint venture seed portfolios or other related balance sheet activities that have not closed unless otherwise noted. The 2024 guidance range expectations are as follows:

	ACTUAL		EXPECTED 1Q 2024		EXPECTED 2024
	4Q 2023	2023	LOW	HIGH	LOW	HIGH
Earnings per share	$(0.11)	$(0.74)	$(0.12)	$(0.11)	$(0.60)	$(0.10)
NAREIT FFO per share	$0.36	$1.43	$0.35	$0.36	$1.42	$1.48
Normalized FFO per share	$0.39	$1.57	$0.38	$0.39	$1.52	$1.58

•The 2024 annual guidance above includes the following significant changes from 2023 results (dollars in thousands, except per share data). Refer to page 28 for additional guidance detail including operating metrics and capital funding expectations.

4Q 2023 RUN-RATE NORMALIZED FFO RECONCILIATION		4Q 2023	DESCRIPTION
4Q 2023 normalized FFO		$150,730
Non-recurring items		(4,730)	Property tax appeals/reductions and refunds
4Q 2023 run-rate normalized FFO		$146,000

	EXPECTED 2024
SIGNIFICANT YEAR-OVER-YEAR CHANGES	LOW	HIGH	DESCRIPTION
Annualized 4Q 2023 run-rate normalized FFO	$584,000	$584,000
Multi-tenant cash NOI	21,000	29,000	3.5% to 4.75% growth
Single-tenant cash NOI	1,000	3,000	0.5% to 1.5% growth
Straight-line rent	(2,000)	2,000
Performance based compensation	(5,500)	(3,500)	Return to run-rate
Interest rate swap maturity	(6,500)	(6,500)	January 2024 expiration of 1.21%
Re/development and other capital funding	(7,500)	(5,500)	$150-$250 million of dispositions
Other	—	1,500
Expected normalized FFO	$584,500	$604,000
Expected normalized FFO per share	$1.52	$1.58

The 2024 annual guidance range reflects the Company's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, and operating and general and administrative expenses. The Company's guidance does not contemplate impacts from gains or losses from dispositions, potential impairments, or debt extinguishment costs, if any. There can be no assurance that the Company's actual results will not be materially higher or lower than these expectations. If actual results vary from these assumptions, the Company's expectations may change.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 6

Salient Facts [1]
AS OF DECEMBER 31, 2023

Properties

688 properties totaling 40.3M SF
69 markets in 35 states
93% managed by Healthcare Realty
93% outpatient medical facilities
60% of NOI in Top 15 Markets

Capitalization

$11.9B enterprise value as of 12/31/23
$6.6B market capitalization as of 12/31/23
384.8M shares outstanding (including OP units)
$0.31 quarterly dividend per share
BBB/Baa2 S&P/Moody's
44.2% net debt to enterprise value at 12/31/23
6.4x net debt to adjusted EBITDA

1 Includes properties held in joint ventures.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 7

Corporate Information

Healthcare Realty (NYSE: HR) is a real estate investment trust (REIT) that owns and operates medical outpatient buildings primarily located around market-leading hospital campuses. The Company selectively grows its portfolio through property acquisition and development. As of December 31, 2023, the Company was invested in 688 real estate properties in 35 states totaling 40.3 million square feet and had an enterprise value of approximately $11.9 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 93% of its portfolio.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
Citi Research
Deutsche Bank Securities
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
Stifel, Nicolaus & Company, Inc.
Wedbush Securities
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

W. Bradley Blair, II
Vice Chairman, Healthcare Realty Trust Incorporated
Retired Chairman, Healthcare Trust of America

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Vicki U. Booth
President and Board Chair
Ueberroth Family Foundation

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Jay P. Leupp
Managing Partner and Senior Portfolio Manager
Terra Firma Asset Management, LLC

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Constance B. Moore
Retired President and CEO
BRE Properties, Inc.

Christann M. Vasquez
Retired Healthcare Executive

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 8

Balance Sheet
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Real estate properties
Land	$1,343,265	$1,387,821	$1,424,453	$1,412,805	$1,439,798
Buildings and improvements	10,881,373	11,004,195	11,188,821	11,196,297	11,332,037
Lease intangibles	836,302	890,273	922,029	929,008	959,998
Personal property	12,718	12,686	12,615	11,945	11,907
Investment in financing receivables, net	122,602	120,975	121,315	120,692	120,236
Financing lease right-of-use assets	82,209	82,613	83,016	83,420	83,824
Construction in progress	60,727	85,644	53,311	42,615	35,560
Land held for development	59,871	59,871	78,411	69,575	74,265
Total real estate investments	13,399,067	13,644,078	13,883,971	13,866,357	14,057,625
Less accumulated depreciation and amortization	(2,226,853)	(2,093,952)	(1,983,944)	(1,810,093)	(1,645,271)
Total real estate investments, net	11,172,214	11,550,126	11,900,027	12,056,264	12,412,354
Cash and cash equivalents	25,699	24,668	35,904	49,941	60,961
Assets held for sale, net	8,834	57,638	151	3,579	18,893
Operating lease right-of-use assets	275,975	323,759	333,224	336,112	336,983
Investments in unconsolidated joint ventures	311,511	325,453	327,245	327,746	327,248
Other assets, net and goodwill	842,898	822,084	797,796	795,242	693,192
Total assets	$12,637,131	$13,103,728	$13,394,347	$13,568,884	$13,849,631

LIABILITIES AND STOCKHOLDERS' EQUITY
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Liabilities
Notes and bonds payable	$4,994,859	$5,227,413	$5,340,272	$5,361,699	$5,351,827
Accounts payable and accrued liabilities	211,994	204,947	196,147	155,210	244,033
Liabilities of properties held for sale	295	3,814	222	277	437
Operating lease liabilities	229,714	273,319	278,479	279,637	279,895
Financing lease liabilities	74,503	74,087	73,629	73,193	72,939
Other liabilities	202,984	211,365	219,694	232,029	218,668
Total liabilities	5,714,349	5,994,945	6,108,443	6,102,045	6,167,799

Redeemable non-controlling interests	3,868	3,195	2,487	2,000	2,014

Stockholders' equity
Preferred stock, $0.01 par value; 200,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 1,000,000 shares authorized	3,810	3,809	3,808	3,808	3,806
Additional paid-in capital	9,602,592	9,597,629	9,595,033	9,591,194	9,587,637
Accumulated other comprehensive (loss) income	(10,741)	17,079	9,328	(8,554)	2,140
Cumulative net income attributable to common stockholders	1,028,794	1,069,327	1,137,171	1,219,930	1,307,055
Cumulative dividends	(3,801,793)	(3,684,144)	(3,565,941)	(3,447,750)	(3,329,562)
Total stockholders' equity	6,822,662	7,003,700	7,179,399	7,358,628	7,571,076
Non-controlling interest	96,252	101,888	104,018	106,211	108,742
Total equity	6,918,914	7,105,588	7,283,417	7,464,839	7,679,818
Total liabilities and stockholders' equity	$12,637,131	$13,103,728	$13,394,347	$13,568,884	$13,849,631

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 9

Statements of Income
DOLLARS IN THOUSANDS

	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Revenues
Rental income	$322,076	$333,335	$329,680	$324,093	$329,399
Interest income	4,422	4,264	4,233	4,214	4,227
Other operating	3,943	4,661	4,230	4,618	4,436
	330,441	342,260	338,143	332,925	338,062
Expenses
Property operating	121,362	131,639	125,395	122,040	117,009
General and administrative	14,609	13,396	15,464	14,935	14,417
Normalizing items [1]	(1,445)	—	(275)	—	—
Normalized general and administrative	13,164	13,396	15,189	14,935	14,417
Acquisition and pursuit costs [2]	301	769	669	287	92
Merger-related costs	1,414	7,450	(15,670)	4,855	10,777
Depreciation and amortization	180,049	182,989	183,193	184,479	185,275
	317,735	336,243	309,051	326,596	327,570
Other income (expense)
Interest expense before merger-related fair value	(52,387)	(55,637)	(54,780)	(52,895)	(52,464)
Merger-related fair value adjustment	(10,800)	(10,667)	(10,554)	(10,864)	(11,979)
Interest expense	(63,187)	(66,304)	(65,334)	(63,759)	(64,443)
Gain on sales of real estate properties	20,573	48,811	7,156	1,007	73,083
Gain on extinguishment of debt	—	62	—	—	119
Impairment of real estate assets and credit loss reserves	(11,403)	(56,873)	(55,215)	(31,422)	(54,452)
Equity (loss) gain from unconsolidated joint ventures	(430)	(456)	(17)	(780)	89
Interest and other income (expense), net	65	139	592	547	(1,168)
	(54,382)	(74,621)	(112,818)	(94,407)	(46,772)
Net (loss) income	$(41,676)	$(68,604)	$(83,726)	$(88,078)	$(36,280)
Net loss (income) attributable to non-controlling interests	1,143	760	967	953	516
Net (loss) income attributable to common stockholders	$(40,533)	$(67,844)	$(82,759)	$(87,125)	$(35,764)

Basic earnings per common share	$(0.11)	$(0.18)	$(0.22)	$(0.23)	$(0.10)
Diluted earnings per common share	$(0.11)	$(0.18)	$(0.22)	$(0.23)	$(0.10)

Weighted average common shares outstanding - basic	379,044	378,925	378,897	378,840	378,617
Weighted average common shares outstanding - diluted [3]	379,044	378,925	378,897	378,840	378,617

STATEMENTS OF INCOME SUPPLEMENTAL INFORMATION
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Interest income
Financing receivables	$2,132	$2,002	$2,053	$2,144	$2,203
Interest on mortgage and mezzanine loans	2,290	2,262	2,180	2,070	2,024
Total	$4,422	$4,264	$4,233	$4,214	$4,227

Other operating income
Parking income	$2,392	$2,751	$2,370	$2,391	$2,413
Management fee and miscellaneous income	1,551	1,910	1,860	2,227	2,023
Total	$3,943	$4,661	$4,230	$4,618	$4,436

14Q 2023 normalizing items include severance costs and 2Q 2023 includes non-routine legal costs.
2Includes third party and travel costs related to the pursuit of acquisitions and developments.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount. As a result, the Company's OP totaling 3,966,365 units was not included.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 10

FFO, Normalized FFO, & FAD [1,2,3]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Net (loss) income attributable to common stockholders	$(40,533)	$(67,844)	$(82,759)	$(87,125)	$(35,764)
Net loss attributable to common stockholders per diluted share [3]	$(0.11)	$(0.18)	$(0.22)	$(0.23)	$(0.10)

Gain on sales of real estate assets	$(20,573)	$(48,811)	$(7,156)	$(1,007)	(73,083)
Impairments of real estate assets	11,403	56,873	55,215	26,227	54,452
Real estate depreciation and amortization	182,272	185,143	185,003	186,109	186,658
Non-controlling loss from partnership units	(491)	(841)	(1,027)	(1,067)	(382)
Unconsolidated JV depreciation and amortization	4,442	4,421	4,412	4,841	4,020
FFO adjustments	$177,053	$196,785	$236,447	$215,103	$171,665
FFO adjustments per common share - diluted	$0.46	$0.51	$0.62	$0.56	$0.45
FFO	$136,520	$128,941	$153,688	$127,978	$135,901
FFO per common share - diluted	$0.36	$0.34	$0.40	$0.33	$0.35

Acquisition and pursuit costs	301	769	669	287	92
Merger-related costs	1,414	7,450	(15,670)	4,855	10,777
Lease intangible amortization	261	213	240	146	137
Non-routine legal costs/forfeited earnest money received	(100)	—	275	—	194
Debt financing costs	—	(62)	—	—	625
Severance costs	1,445	—	—	—	—
Allowance for credit losses [4]	—	—	—	8,599	—
Merger-related fair value adjustment	10,800	10,667	10,554	10,864	11,979
Unconsolidated JV normalizing items [5]	89	90	93	117	96
Normalized FFO adjustments	$14,210	$19,127	$(3,839)	$24,868	$23,900
Normalized FFO adjustments per common share - diluted	$0.04	$0.05	$(0.01)	$0.06	$0.06
Normalized FFO	$150,730	$148,068	$149,849	$152,846	$159,801
Normalized FFO per common share - diluted	$0.39	$0.39	$0.39	$0.40	$0.42

Non-real estate depreciation and amortization	685	475	802	604	624
Non-cash interest amortization, net [6]	1,265	1,402	1,618	682	2,284
Rent reserves, net	1,404	442	(54)	1,371	(100)
Straight-line rent income, net	(7,872)	(8,470)	(8,005)	(8,246)	(9,873)
Stock-based compensation	3,566	2,556	3,924	3,745	3,573
Unconsolidated JV non-cash items [7]	(206)	(231)	(316)	(227)	(316)
Normalized FFO adjusted for non-cash items	149,572	144,242	147,818	150,775	155,993
2nd generation TI	(18,715)	(21,248)	(17,236)	(8,882)	(13,523)
Leasing commissions paid	(14,978)	(8,907)	(5,493)	(7,013)	(7,404)
Capital expenditures	(17,393)	(14,354)	(8,649)	(8,946)	(25,669)
Total maintenance capex	(51,086)	(44,509)	(31,378)	(24,841)	(46,596)
FAD	$98,486	$99,733	$116,440	$125,934	$109,397
Quarterly dividends and OP distributions	$118,897	$119,456	$119,444	$119,442	$119,323
FFO wtd avg common shares outstanding - diluted [8]	383,326	383,428	383,409	383,335	383,228

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Potential common shares are not included in the computation of diluted earnings per share when a loss exists, as the effect would be an antidilutive per share amount.
4In Q1 2023, allowance for credit losses included a $5.2 million credit allowance for a mezzanine loan included in "Impairment of real estate and credit loss reserves" on the Statement of Income and $3.4 million reserve included in “Rental Income” on the Statement of Income for previously deferred rent and straight line rent for three skilled nursing facilities.
5Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
6Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
7Includes the Company's proportionate share of straight-line rent, net and rent reserves, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method, which includes the dilutive effect of nonvested share-based awards outstanding of 308,389 for the three months ended December 31, 2023. Also includes the diluted impact of 3,966,365 OP units outstanding.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 11

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Acquisitions [1]	$—	$11,450	$—	$31,500	$26,388
Re/development [2]	32,272	30,945	32,068	16,928	23,372
1st generation TI & acquisition capex [3]	7,632	9,013	10,258	11,870	21,218

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
2nd generation TI	$18,715	$21,248	$17,236	$8,882	$13,523
Leasing commissions paid	14,978	8,907	5,493	7,013	7,404
Capital expenditures	17,393	14,354	8,649	8,946	25,669
	$51,086	$44,509	$31,378	$24,841	$46,596
% of Cash NOI
2nd generation TI	9.2%	10.4%	8.3%	4.2%	6.4%
Leasing commissions paid	7.3%	4.4%	2.6%	3.3%	3.5%
Capital expenditures	8.5%	7.0%	4.2%	4.3%	12.1%
	25.0%	21.8%	15.1%	11.8%	22.0%

LEASING COMMITMENTS [4]
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Renewals
Square feet	582,239	625,762	638,587	949,285	623,363
2nd generation TI/square foot/lease year	$1.89	$1.76	$1.64	$1.84	$1.90
Leasing commissions/square foot/lease year	$1.66	$1.48	$1.19	$0.87	$0.78
Renewal commitments as a % of annual net rent	12.7%	13.1%	12.8%	11.5%	11.7%
WALT (in months) [5]	43.1	42.1	56.7	56.8	51.7

New leases
Square feet	315,243	344,524	205,565	274,344	297,340
2nd generation TI/square foot/lease year	$5.98	$5.57	$7.11	$4.44	$6.25
Leasing commissions/square foot/lease year	$1.72	$1.81	$1.40	$0.83	$1.49
New lease commitments as a % of annual net rent	33.4%	32.1%	45.0%	21.6%	36.2%
WALT (in months) [5]	90.2	85.8	81.3	84.7	72.7

All
Square feet	897,482	970,286	844,152	1,223,629	920,703
Leasing commitments as a % of annual net rent	21.9%	22.6%	21.7%	14.7%	21.0%
WALT (in months) [5]	59.6	57.6	62.7	63.1	58.4

1Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
2Re/development funding includes capital spend on re/developments, development completions and unstabilized properties.
3Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
4Reflects leases commencing in the quarter. Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, unstabilized properties, planned dispositions and assets classified as held for sale.
5WALT = weighted average lease term.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 12

Debt Metrics[1]
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF DECEMBER 31, 2023
	PRINCIPAL BALANCE	BALANCE [1]	MATURITY DATE	MONTHS TO MATURITY [2]	INTEREST EXPENSE	CONTRACTUAL INTEREST EXPENSE	CONTRACTUAL RATE	EFFECTIVE RATE	FAIR VALUE MERGER ADJUSTED
SENIOR NOTES	$250,000	$249,484	5/1/2025	16	$2,470	$2,422	3.88%	4.12%
	600,000	579,017	8/1/2026	31	7,142	5,250	3.50%	4.94%	Y
	500,000	483,727	7/1/2027	42	5,750	4,688	3.75%	4.76%	Y
	300,000	297,429	1/15/2028	49	2,783	2,719	3.63%	3.85%
	650,000	575,443	2/15/2030	74	7,598	5,037	3.10%	5.30%	Y
	299,500	296,780	3/15/2030	75	1,928	1,797	2.40%	2.72%
	299,785	295,832	3/15/2031	87	1,591	1,535	2.05%	2.25%
	800,000	649,521	3/15/2031	87	8,288	4,000	2.00%	5.13%	Y
	$3,699,285	$3,427,233		59	$37,550	$27,448	2.97%	4.43%
TERM LOANS	$350,000	$349,798	7/20/2025	19	$5,703	$5,703	SOFR + 1.05%	6.39%
	200,000	199,903	5/31/2026	29	3,259	3,259	SOFR + 1.05%	6.39%
	150,000	149,643	6/1/2026	29	2,445	2,445	SOFR + 1.05%	6.39%
	300,000	299,958	10/31/2026	34	4,888	4,888	SOFR + 1.05%	6.39%
	200,000	199,502	7/20/2027	42	3,259	3,259	SOFR + 1.05%	6.39%
	300,000	298,288	1/20/2028	48	4,888	4,888	SOFR + 1.05%	6.39%
	$1,500,000	$1,497,092		33	$24,442	$24,442		6.39%
$1.5B CREDIT FACILITY	$0	$0	10/31/2027	46	$3,892	$3,892	SOFR + 0.95%	6.31%
MORTGAGES	$70,752	$70,534	various	19	$754	$791	4.17%	4.15%
	$5,270,037	$4,994,859		49	$66,638	$56,573	3.96%	5.02%	$2,550,000
Interest rate swaps					(5,763)	(5,763)
Interest cost capitalization					(884)	—
Unsecured credit facility fee & deferred financing costs					1,265	946
Amortization of fair value of swap maturing January 2024					997	—	1.21%	3.21%	Y
Financing right-of-use asset amortization					934	—
					$63,187	$51,756

DEBT MATURITIES SCHEDULE AS OF DECEMBER 31, 2023
	PRINCIPAL PAYMENTS
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	WA RATE
2024			$25,473	$25,473	4.39%
2025	$350,000	$250,000	16,375	616,375	5.31%
2026	$650,000	$600,000	28,904	1,278,904	4.96%
2027	200,000	500,000		700,000	4.51%
2028	300,000	300,000		600,000	5.01%
Thereafter		2,049,285		2,049,285	2.41%
Total	$1,500,000	$3,699,285	$70,752	$5,270,037	3.96%
Fixed rate debt balance [3]	$1,075,000	$3,699,285	$70,752	$4,845,037
% fixed rate debt to net debt [3]				92.4%
Company share of JV net debt			$24,284

INTEREST RATE SWAPS
MATURITY	AMOUNT	FIXED SOFR RATE
January 2024	200,000	1.21%
May 2026	275,000	3.74%
June 2026	150,000	3.83%
December 2026	150,000	3.84%
June 2027	200,000	4.27%
December 2027	300,000	3.93%
As of 12/31/2023	$1,275,000	3.49%
Subsequent activity:
Expiring Jan 2024	(200,000)	(1.21%)
As of 2/1/2024	$1,075,000	3.92%

1Balances are reflected net of discounts, fair value adjustments, and deferred financing costs and include premiums.
2Includes extension options.
3Fixed rate debt balance includes the impact of the January 2024 expiring interest rate swap.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 13

Debt Covenants & Liquidity
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED DECEMBER 31, 2023 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	37.5%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	0.5%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	40.0%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	3.1x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	3.1x
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 35%	8.3%

Senior Notes
Incurrence of total debt	Total debt/total assets	Not greater than 60%	37.5%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	0.5%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	263.9%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	3.2x

Other
Net debt to adjusted EBITDA [2]	Net debt (debt less cash)/adjusted EBITDA	Not required	6.4x
Net debt to enterprise value [3]	Net debt/enterprise value	Not required	44.2%

LIQUIDITY SOURCES
Cash	$25,699
Unsecured credit facility availability	1,500,000
Consolidated unencumbered assets (gross) [4]	13,216,513

1Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
2Net debt includes the Company's share of unconsolidated JV net debt. See page 25 for a reconciliation of adjusted EBITDA.
3Based on the closing price of $17.23 on December 29, 2023 and 384,816,882 shares outstanding including outstanding OP units.
4Annualized fourth quarter 2023 unencumbered asset NOI was $797.1 million.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 14

Investment Activity
DOLLARS IN THOUSANDS

MOB ACQUISITION ACTIVITY
MARKET	COUNT	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
Tampa, FL	1	0.06	BayCare Health	3/10/2023	115,867	98%	$31,500	100%
Colorado Springs, CO	1	1.30	UC Health	7/28/2023	42,770	94%	11,450	100%
Total	2				158,637	97%	$42,950	100%
Average cap rate [2]							6.5%

DISPOSITIONS TO REPAY ASSET SALE TERM LOAN
LOCATION	TYPE	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
Tampa, FL & Miami, FL [3]	MOB	1/12/2023	224,037	100%	$93,250
Dallas, TX [4]	INPATIENT	1/30/2023	36,691	100%	19,210
Total			260,728	100%	$112,460

ADDITIONAL DISPOSITION ACTIVITY
LOCATION	TYPE	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
St. Louis, MO	MOB	2/10/2023	6,500	100%	$350
Los Angeles, CA	MOB	3/23/2023	37,165	100%	21,000
Los Angeles, CA [5]	MOB	3/30/2023	147,078	99%	75,000
Los Angeles, CA [6]	LAND	5/12/2023	-	—%	3,300
Albany, NY	MOB	6/30/2023	40,870	96%	10,000
Houston, TX	OFFICE	8/2/2023	57,170	88%	8,320
Atlanta, GA	MOB	8/22/2023	55,195	100%	25,140
Dallas, TX	INPATIENT	9/15/2023	161,264	100%	115,000
Houston, TX	MOB	9/18/2023	52,040	—%	250
Chicago, IL	MOB	9/27/2023	104,912	100%	59,950
Evansville, IN [7]	MOB	11/13/2023	260,520	100%	18,550
Houston, TX	HOSPITAL	12/1/2023	83,223	—%	3,900
Charleston, SC [8]	OFFICE	12/15/2023	15,014	100%	5,760
Dallas, TX	MOB	12/20/2023	77,827	100%	41,640
Los Angeles, CA	OFFICE	12/21/2023	104,377	—%	17,830
Tucson, AZ [9,10]	MOB	12/22/2023	215,471	72%	38,990
Miami, FL	MOB	12/22/2023	48,000	91%	17,330
Sebring, FL	MOB	12/27/2023	38,949	100%	9,420
Boston, MA	MOB	12/28/2023	161,254	100%	114,770
Jacksonville/Orlando/Miami, FL [11,12]	SNF	12/29/2023	354,500	100%	69,730
Total			2,021,329	84%	$656,230
Average cap rate [13]					6.6%
1Includes joint venture acquisitions at full acquisition price.
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
3Includes two properties, sold in two separate transactions to the same buyer on the same date.
4Values and square feet are represented at 100%. The Company retained a 40% ownership interest in the joint venture that purchased this property.
5The Company entered into a mortgage note agreement with the buyer for $45.0 million.
6The Company sold a land parcel totaling 0.34 acres.
7Includes five properties, sold in three separate transactions to the same buyer on the same date.
8The Company sold a corporate office in Charleston, SC that was 100% leased by the Company.
9Includes 12 properties, sold in one transaction to the same buyer.
10The Company entered into a mortgage note agreement with the buyer for $6.0 million.
11Includes three properties, sold in one transaction to the same buyer.
12The Company entered into a mortgage note agreement with the buyer for $7.7 million.
13For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 15

Re/development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT PROJECTS
MARKET	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	CURRENT LEASED %	BUDGET	COST TO COMPLETE	ESTIMATED COMPLETION/INITIAL LEASE COMMENCEMENT
Active development
Nashville, TN	Ascension	106,194	50%	$44,000	$6,670	3Q 2023
Orlando, FL [1]	Advent Health	156,566	78%	65,000	32,320	2Q 2025
Raleigh, NC	UNC REX Health	120,694	42%	52,600	19,208	4Q 2024
Phoenix, AZ	HonorHealth	101,000	80%	54,000	32,659	4Q 2024
Total development		484,454	63%	$215,600	$90,857
Projected stabilized yield - 6.5%-8.0%
Estimated stabilization period post completion - 12 - 36 months

Active redevelopment
Washington, DC	Inova Health	259,290	85%	$21,200	$10,424	2Q 2024
Houston, TX	HCA	314,861	61%	30,000	24,317	4Q 2025
Charlotte, NC	Novant Health	169,135	54%	18,700	14,810	1Q 2026
Washington, DC	Inova Health	57,323	67%	10,078	5,295	1Q 2026
Total redevelopment		800,609	68%	$79,978	$54,846
Occupied %			63%
Projected stabilized yield - 9.0%-12.0%
Estimated stabilization period post completion - 12 - 36 months

Total active re/development projects		1,285,063	66%	$295,578	$145,703

1Investment is a construction loan with purchase rights upon completion.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 16

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS
		WHOLLY OWNED COUNT	SQUARE FEET						WHOLLY OWNED
MARKET	MSA RANK		MOB	INPATIENT	OFFICE	WHOLLY OWNED	JOINT VENTURES[3]	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Dallas, TX	4	43	3,230,488	146,519	199,800	3,576,807	226,076	3,802,883	8.9%	8.9%
Seattle, WA	15	29	1,592,501			1,592,501		1,592,501	6.3%	15.2%
Houston, TX	5	31	2,351,135	67,500		2,418,635		2,418,635	4.6%	19.8%
Denver, CO	19	33	1,780,819		93,869	1,874,688	116,616	1,991,304	4.4%	24.2%
Charlotte, NC	22	32	1,792,908			1,792,908		1,792,908	4.3%	28.5%
Los Angeles, CA	2	20	1,034,336	63,000		1,097,336	702,453	1,799,789	4.1%	32.6%
Atlanta, GA	9	27	1,423,141			1,423,141		1,423,141	3.9%	36.5%
Boston, MA	11	17	806,410			806,410		806,410	3.6%	40.1%
Miami, FL	7	18	1,196,531			1,196,531		1,196,531	3.2%	43.3%
Nashville, TN	36	13	1,241,872		108,691	1,350,563		1,350,563	3.0%	46.3%
Raleigh, NC	42	28	1,109,582			1,109,582		1,109,582	2.9%	49.2%
Phoenix, AZ	10	35	1,512,304			1,512,304		1,512,304	2.9%	52.1%
Austin, TX	29	13	863,700			863,700		863,700	2.6%	54.7%
Tampa. FL	18	19	971,975			971,975		971,975	2.6%	57.3%
Indianapolis, IN	33	40	1,162,955	61,398		1,224,353	273,479	1,497,832	2.5%	59.8%
New York, NY	1	15	704,415			704,415		704,415	2.1%	61.9%
San Francisco, CA	12	6	452,666			452,666	110,865	563,531	1.9%	63.8%
Memphis, TN	43	11	802,221	54,416		856,637		856,637	1.9%	65.7%
Chicago, IL	3	6	607,845			607,845		607,845	1.9%	67.6%
Honolulu, HI	56	6	439,500			439,500		439,500	1.8%	69.4%
Other (49 markets)		212	10,719,447	540,974	1,228,363	12,488,784	519,911	13,008,695	30.6%	100.0%
Total		654	35,796,751	933,807	1,630,723	38,361,281	1,949,400	40,310,681	100.0%
Number of properties			631	15	8	654	34	688
% of square feet			93.3%	2.4%	4.3%	100.0%
% multi-tenant			85.8%	—%	64.3%	82.8%
Investment			$12,244,036	$439,464	$467,182	$13,150,683
Quarterly cash NOI [1]			$179,830	$8,181	$6,442	$194,453
% of cash NOI			92.5%	4.2%	3.3%	100.0%

BY OWNERSHIP AND TENANT TYPE
	WHOLLY OWNED		JOINT VENTURES[3]
	MULTI-TENANT	SINGLE-TENANT	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	528	126	24	10	688
Square feet	31,776,412	6,584,869	1,594,634	354,766	40,310,681
% of square feet	78.8%	16.3%	4.0%	0.9%	100.0%
Investment [1]	$10,407,242	$2,743,441	$276,127	$83,510	$13,510,320
Quarterly cash NOI [1]	$151,160	$43,292	$3,503	$1,255	$199,210
% of cash NOI	75.9%	21.7%	1.8%	0.6%	100.0%

1Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.
3The Company's weighted average ownership percentage in its joint ventures was approximately 44%.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 17

Health Systems [1]

MOB PORTFOLIO
			BUILDING SQUARE FEET			# OF BLDGS		LEASED BY HEALTH SYSTEM	% OF LEASED SF	# OF LEASES
HEALTH SYSTEM	SYSTEM RANK [2]	CREDIT RATING	ON/ADJACENT [3]	OFF-CAMPUS AFFILIATED [4]	TOTAL		% OF NOI
HCA	1	BBB-/Baa3	2,267,969	779,288	3,047,257	46	8.9%	786,142	2.5%	133
CommonSpirit	4	A-/Baa1	1,953,665	636,320	2,589,985	45	7.1%	909,512	2.9%	164
Baylor Scott & White	21	AA-/Aa3	2,570,180	66,376	2,636,556	29	6.8%	1,266,687	4.1%	193
Ascension Health	3	AA+/Aa2	2,262,563	97,551	2,360,114	25	5.8%	929,333	3.0%	145
Advocate Health	14	AA/Aa3	790,317	496,198	1,286,515	20	4.1%	1,128,837	3.6%	96
Tenet Healthcare Corporation	6	B+/B1	1,216,425	376,410	1,592,835	26	3.7%	396,589	1.3%	83
Wellstar Health System	75	A+/A2	896,773	23,088	919,861	18	2.8%	582,754	1.9%	81
UW Medicine (Seattle)	91	AA+/Aaa	461,363	169,709	631,072	10	2.7%	294,971	0.9%	32
AdventHealth	11	AA/Aa2	758,638	118,585	877,223	13	2.6%	372,649	1.2%	78
Baptist Memorial Health Care	89	A-2/--	544,122	252,414	796,536	10	2.1%	430,579	1.4%	57
Community Health Systems	8	CCC+/Caa2	785,169	—	785,169	16	2.0%	353,558	1.1%	45
Providence St. Joseph Health	5	A/A2	330,287	31,601	361,888	8	1.7%	137,032	0.4%	25
Cedars-Sinai Health Systems	51	AA-/Aa3	199,701	90,607	290,308	5	1.6%	65,278	0.2%	21
Trinity Health	7	AA-/Aa3	678,920	22,956	701,876	11	1.6%	354,279	1.1%	54
Hawaii Pacific Health	181	--/A1	173,502	124,925	298,427	3	1.5%	98,398	0.3%	39
Banner Health	24	AA-/--	749,075	31,039	780,114	24	1.4%	134,107	0.4%	34
WakeMed	185	--/A2	373,980	101,597	475,577	13	1.4%	144,265	0.5%	21
Bon Secours Health System	22	A+/A2	405,945	—	405,945	6	1.3%	242,817	0.8%	50
Overlake Health System	291	BBB+/Baa1	230,710	—	230,710	3	1.2%	73,676	0.2%	8
UNC Health Care	62	A+/Aa3	273,186	84,886	358,072	8	1.1%	219,400	0.7%	27
Sutter Health	12	A+/A1	175,591	76,507	252,098	3	1.1%	93,229	0.3%	19
Other (70 credit rated)			6,377,613	3,390,143	9,767,756	191	25.9%	4,153,411	13.3%
Subtotal - credit rated [5]			24,475,694	6,970,200	31,445,894	533	88.4%	13,167,503	42.1%
Other non-credit rated [6]			1,319,416	612,886	1,932,302	39	6.5%	860,198	2.8%
Off-campus non-affiliated [7]			—	2,418,555	2,418,555	59	5.1%	—	—%
Wholly-owned			25,795,110	10,001,641	35,796,751	631	100.0%	14,027,701	44.9%
Joint ventures			1,143,456	579,868	1,723,324
Total			26,938,566	10,581,509	37,520,075

1Excludes construction in progress and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5Based on square footage, 80% is associated and 40% is leased by an investment-grade rated healthcare provider.
6Includes 40 properties associated with hospital systems that are not credit rated.
7Includes off-campus buildings that are not 20% or more leased by a health system and are more than two miles from a hospital campus.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 18

MOB Proximity to Hospital [1,2]

MOB BY LOCATION
	# OF PROPERTIES	SQUARE FEET	TOTAL	% GROUND LEASED
On campus	235	18,176,920	48.4%	37.3%
Adjacent to campus [3]	186	8,761,646	23.4%	3.5%
Total on/adjacent	421	26,938,566	71.8%	40.8%
Off campus - affiliated [4]	175	8,029,593	21.4%	3.7%
Off campus	62	2,551,916	6.8%	0.6%
	658	37,520,075	100.0%	45.1%
Wholly-owned	631	35,796,751
Joint ventures	27	1,723,324

MOB BY CLUSTER [5]
	TOTAL			HOSPITAL CENTRIC [6]
	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET	# OF PROPERTIES	SQUARE FEET	% OF MOB SQUARE FEET
Clustered	474	26,248,018	70.0%	391	22,899,795	72.3%
Non-clustered	184	11,272,057	30.0%	126	8,758,455	27.7%
Total	658	37,520,075	100.0%	517	31,658,250	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes off-campus buildings where health systems lease 20% or more of the property and/or are located within 2 miles from a hospital campus.
5A cluster is defined as at least two properties within a geographic radius of two miles. The Company believes clusters provide operational efficiencies and greater local leasing knowledge that accelerate NOI growth.
6Includes buildings that are located within two miles of a hospital campus.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 19

Lease Maturity & Occupancy[1]

LEASE MATURITY SCHEDULE
	SQUARE FEET						# OF WHOLLY-OWNED LEASES
	WHOLLY-OWNED AND JOINT VENTURE
	MULTI-TENANT [2]	SINGLE-TENANT	TOTAL	% OF TOTAL	JOINT VENTURES	WHOLLY-OWNED
Month-to-month	412,192	3,589	415,781	1.2%	24,104	391,677	188
Q1 2024	1,538,828	498,970	2,037,798	5.8%	25,140	2,012,658	430
Q2 2024	1,068,131	78,584	1,146,715	3.3%	55,305	1,091,410	348
Q3 2024	1,098,420	456,522	1,554,942	4.4%	111,398	1,443,544	345
Q4 2024	1,044,123	104,517	1,148,640	3.3%	28,977	1,119,663	296
2025	3,807,315	956,710	4,764,025	13.5%	179,899	4,584,126	1,097
2026	3,898,898	304,579	4,203,477	11.9%	122,587	4,080,890	1,059
2027	3,346,972	999,428	4,346,400	12.3%	152,639	4,193,761	853
2028	3,128,365	709,194	3,837,559	10.9%	106,363	3,731,196	834
2029	1,767,614	616,449	2,384,063	6.8%	342,627	2,041,436	400
2030	1,859,314	756,694	2,616,008	7.4%	87,788	2,528,220	366
2031	1,090,010	137,827	1,227,837	3.5%	29,760	1,198,077	252
2032	1,840,390	361,573	2,201,963	6.2%	62,415	2,139,548	295
2033	955,127	207,370	1,162,497	3.3%	40,812	1,121,685	202
Thereafter	1,592,872	628,928	2,221,800	6.2%	311,401	1,910,399	204
Total occupied	28,448,571	6,820,934	35,269,505	87.5%	1,681,215	33,588,290	7,169
Total building	33,371,046	6,939,635	40,310,681		1,949,400	38,361,281
Occupancy	85.2%	98.3%	87.5%		86.2%	87.6%
Leased %	87.3%	98.3%	89.2%		86.7%	89.3%
WALTR (months) [3]	49.3	62.6	51.9			50.5
WALT (months) [3]	95.7	137.2	103.7			102.0

LEASING ACTIVITY
	Q4 2023
	ABSORPTION ACTIVITY	SQUARE FEET
Occupied square feet, beginning of period		35,929,113
Dispositions		(837,582)
Expirations and early vacates	(1,045,118)
Renewals, amendments and extensions	702,550
New lease commencements	520,542
Absorption		177,974
Occupied square feet, end of period		35,269,505

1Excludes land held for development, construction in progress, corporate property and assets classified as held for sale, unless noted otherwise.
2The average lease size in the wholly-owned multi-tenant portfolio is 3,956 square feet.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 20

Leasing Statistics

MERGER COMBINED SAME STORE RENEWALS [1]
	Q4 2023	TTM

MOB cash leasing spreads [2]	3.3%	3.5%

MOB cash leasing spreads distribution
< 0% spread	3.0%	4.7%
0-3% spread	5.5%	12.9%
3-4% spread	75.6%	64.9%
> 4% spread	15.9%	17.5%
Total	100.0%	100.0%

Tenant retention rate	78.2%	79.3%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [3]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Merger combined same store [1]	2.88%	70.3%	2.52%	17.9%	2.81%	88.3%
Acquisitions	2.77%	2.8%	4.19%	0.5%	2.98%	3.2%
Other [4]	2.74%	7.0%	2.21%	1.5%	2.65%	8.5%
Total	2.87%	80.1%	2.54%	19.9%	2.81%	100.0%
Escalator type
Fixed	2.82%	96.7%	2.53%	89.0%	2.76%	95.2%
CPI	4.27%	3.3%	2.62%	11.0%	3.52%	4.8%

TYPE AND OWNERSHIP STRUCTURE [1]
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	46.7%	71.5%	51.7%
Physician and other	53.3%	28.5%	48.3%

Lease structure
Gross	9.0%	2.9%	7.8%
Modified gross	31.5%	11.2%	27.5%
Net	59.5%	63.7%	60.4%
Absolute net [5]	—%	22.2%	4.3%

Ownership type
Ground lease	44.1%	38.7%	43.2%
Fee simple	55.9%	61.3%	56.8%

# OF LEASES BY SIZE [6]
LEASED SQUARE FEET	# OF LEASES	WALT	WALTR
0 - 2,500	3,653	71.4	36.4
2,501 - 5,000	1,813	82.7	41.2
5,001 - 7,500	633	92.9	46.5
7,501 - 10,000	362	97.9	50.8
10,001 +	708	121.4	59.2
Total Leases	7,169	102.0	50.5

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, planned dispositions and assets classified as held for sale.
2Excludes non-MOB renewals of 44,000 square feet and 98,000 square feet for the fourth quarter and trailing twelve months, respectively.
3Excludes leases with lease terms of one year or less.
4Includes redevelopment properties, development completion, and joint ventures.
5Tenant is typically responsible for operating expenses and capital obligations.
6Excludes joint ventures, land held for development, construction in progress, corporate property and assets classified as held for sale.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 21

Merger Combined Same Store[1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

TOTAL MERGER COMBINED CASH NOI
	% of Total NOI	4Q 2023	3Q 2023	4Q 2022	Y-o-Y% CHANGE	2023	2022	% CHANGE
Multi-tenant	70%	$141,954	$138,126	$137,515	3.2%	$558,173	$542,235	2.9%
Single-tenant	21%	42,369	42,542	42,005	0.9%	168,401	165,150	2.0%
Joint venture	2%	3,082	2,978	2,921	5.5%	12,150	11,523	5.4%
Merger combined same store	92%	$187,405	$183,646	$182,441	2.7%	$738,724	$718,908	2.8%
Planned dispositions	—%	117	(101)	636	(81.6%)	434	3,616	(88.0%)
Re/development	1%	2,664	2,116	3,187	(16.4%)	10,071	14,254	(29.3%)
Wholly owned and joint venture acquisitions	4%	7,724	8,478	6,674	15.7%	31,925	17,067	87.1%
Development completions	1%	1,301	1,257	817	59.2%	4,438	2,830	56.8%
Completed dispositions & assets held for sale	2%	4,860	9,327	17,880	(72.8%)	40,414	101,663	(60.2%)
Merger combined total cash NOI	100%	$204,071	$204,723	$211,635	(3.6%)	$826,006	$858,338	(3.8%)

PORTFOLIO OCCUPANCY AND ABSORPTION
			OCCUPANCY %			ABSORPTION (square feet in thousands)
	COUNT	SQUARE FEET	4Q 2023	3Q 2023	4Q 2022	SEQUENTIAL	Y-O-Y
Multi-tenant	479	28,932,961	86.9%	86.7%	86.7%	77	66
Single-tenant	118	6,364,953	99.6%	99.6%	99.4%	3	15
Joint venture	18	1,225,320	87.3%	88.5%	88.0%	(15)	(9)
Merger combined same store	615	36,523,234	89.2%	89.0%	89.0%	65	72
Planned dispositions	5	227,686	25.5%	26.1%	49.7%	(1)	(55)
Re/development	16	1,368,720	54.8%	51.1%	58.7%	50	(53)
Wholly owned and joint venture acquisitions	47	1,788,173	90.9%	90.3%	87.7%	11	45
Development completions	5	402,868	67.1%	73.2%	66.6%	53	73
Total portfolio	688	40,310,681	87.5%	87.3%	87.5%	178	82
Joint ventures	34	1,949,400	86.2%	86.9%	85.4%	(14)	12
Total wholly-owned	654	38,361,281	87.6%	87.3%	87.6%	192	70

1Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties. Legacy HTA properties that met the same store criteria are included in both periods shown as if they were owned by the Company for the full analysis period.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 22

Merger Combined Same Store[1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA
REFLECTS COMBINED COMPANY RESULTS FOR ALL PERIODS

MERGER COMBINED SAME STORE CASH NOI
	TOTAL
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	2023	2022
Base revenue	$224,025	$222,137	$221,530	$219,890	$218,534	$887,582	$865,819
Op. exp. recoveries	68,843	73,739	68,626	69,063	65,256	280,271	264,682
Revenues	$292,868	$295,876	$290,156	$288,953	$283,790	$1,167,853	$1,130,501
Expenses	105,463	112,230	105,709	105,727	101,349	429,129	411,593
Cash NOI	$187,405	$183,646	$184,447	$183,226	$182,441	$738,724	$718,908
Revenue per occ SF [3]	$36.01	$36.40	$35.68	$35.55	$34.96	$35.91	$34.87
Margin	64.0%	62.1%	63.6%	63.4%	64.3%	63.3%	63.6%
Average occupancy	89.1%	89.0%	89.1%	89.0%	88.9%	89.1%	88.8%
Period end occupancy	89.2%	89.0%	89.1%	89.1%	89.0%	89.2%	89.0%
Number of properties	615	615	615	615	615	615	615

Year-Over-Year Change
Revenue per occ SF [3]	3.0%					3.0%
Avg occupancy (bps)	+20					+30
Revenues	3.2%					3.3%
Base revenue	2.5%					2.5%
Exp recoveries	5.5%					5.9%
Expenses	4.1%					4.3%
Cash NOI	2.7%					2.8%

1Same store properties are properties that have been included in operations for the duration of the year-over-year comparison period presented. Accordingly, same store properties exclude properties that were recently acquired or disposed of, properties classified as held for sale or intended for sale, properties undergoing redevelopment, and newly redeveloped or developed properties. Legacy HTA properties that met the same store criteria are included in both periods shown as if they were owned by the Company for the full analysis period.
2Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, redevelopment properties, planned dispositions and assets classified as held for sale.
3Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022
Net income (loss) attr. to common stockholders	($40,533)	($67,844)	($82,759)	($87,125)	($35,764)	$28,304	$6,130	$42,227
Other income (expense)	54,382	74,621	112,818	94,407	46,772	(89,477)	7,479	(29,293)
General and administrative expense	14,609	13,396	15,464	14,935	14,417	16,741	10,540	11,036
Depreciation and amortization expense	180,049	182,989	183,193	184,479	185,275	158,117	55,731	54,041
Other expenses [1]	4,899	11,783	(11,969)	7,940	13,580	82,659	11,034	9,929
Straight-line rent expense	1,484	1,538	1,525	1,537	1,358	1,260	378	378
Straight-line rent revenue	(9,356)	(10,008)	(9,530)	(9,782)	(11,231)	(8,975)	(1,705)	(1,587)
Other revenue [2]	(6,221)	(6,446)	(5,959)	(1,686)	(7,330)	(5,242)	(1,961)	(2,044)
Joint venture property cash NOI	4,758	4,692	4,957	4,769	4,579	3,877	2,551	2,052
Cash NOI	$204,071	$204,721	$207,740	$209,474	$211,656	$187,264	$90,177	$86,739
Pre-merger Legacy HTA NOI	—	—	—	—	—	27,114	128,025	127,363
Cash NOI including pre-merger Legacy HTA NOI	$204,071	$204,721	$207,740	$209,474	$211,656	$214,378	$218,202	$214,102
Planned dispositions	(117)	101	126	(544)	(636)	(604)	(1,144)	(1,232)
Redevelopment	(2,664)	(2,116)	(2,455)	(2,836)	(3,187)	(3,510)	(3,605)	(3,952)
Wholly owned and joint venture acquisitions	(7,724)	(8,478)	(8,146)	(7,577)	(6,674)	(5,489)	(4,210)	(694)
Development completions	(1,301)	(1,257)	(1,021)	(859)	(817)	(682)	(528)	(803)
Completed dispositions & assets held for sale	(4,860)	(9,325)	(11,797)	(14,432)	(17,901)	(24,573)	(28,584)	(30,605)
Merger combined same store cash NOI	$187,405	$183,646	$184,447	$183,226	$182,441	$179,520	$180,131	$176,816
Same store joint venture properties	(3,082)	(2,978)	(3,125)	(2,965)	(2,921)	(2,777)	(2,917)	(2,908)
Merger combined same store excluding JVs	$184,323	$180,668	$181,322	$180,261	$179,520	$176,743	$177,214	$173,908

TOP DOWN RECONCILIATION
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022
Rental income before rent concessions	$325,772	$336,503	$332,992	$328,115	$332,652	$301,692	$142,073	$139,775
Rent concessions	(3,696)	(3,168)	(3,312)	(4,022)	(3,253)	(2,761)	(1,441)	(1,286)
Rental income	322,076	333,335	329,680	324,093	329,399	298,931	140,632	138,489
Parking income	2,392	2,751	2,370	2,391	2,413	2,428	1,919	1,753
Interest from financing receivable, net	2,132	2,002	2,180	2,227	2,284	2,034	1,957	1,930
Exclude straight-line rent revenue	(9,356)	(10,008)	(9,530)	(9,782)	(11,231)	(8,975)	(1,705)	(1,587)
Exclude other non-cash revenue [3]	(1,513)	(1,410)	(1,018)	3,594	(3,059)	(2,280)	(1,142)	(1,322)
Cash revenue	315,731	326,670	323,682	322,523	319,806	292,138	141,661	139,263
Property operating expense	(121,362)	(131,639)	(125,395)	(122,040)	(117,009)	(112,473)	(57,010)	(57,464)
Exclude non-cash expenses [4]	4,668	5,079	4,556	4,336	3,764	4,034	2,975	2,888
Non-controlling interest	276	(81)	(60)	(114)	516	(312)	—	—
Joint venture property cash NOI	4,758	4,692	4,957	4,769	4,579	3,877	2,551	2,052
Cash NOI	$204,071	$204,721	$207,740	$209,474	$211,656	$187,264	$90,177	$86,739
Pre-merger Legacy HTA NOI	—	—	—	—	—	27,114	128,025	127,363
Cash NOI including pre-merger Legacy HTA NOI	$204,071	$204,721	$207,740	$209,474	$211,656	$214,378	$218,202	$214,102
Planned dispositions	(117)	101	126	(544)	(636)	(604)	(1,144)	(1,232)
Redevelopment	(2,664)	(2,116)	(2,455)	(2,836)	(3,187)	(3,510)	(3,605)	(3,952)
Wholly owned and joint venture acquisitions	(7,724)	(8,478)	(8,146)	(7,577)	(6,674)	(5,489)	(4,210)	(694)
Development completions	(1,301)	(1,257)	(1,021)	(859)	(817)	(682)	(528)	(803)
Completed dispositions & assets held for sale	(4,860)	(9,325)	(11,797)	(14,432)	(17,901)	(24,573)	(28,584)	(30,605)
Merger combined same store cash NOI	$187,405	$183,646	$184,447	$183,226	$182,441	$179,520	$180,131	$176,816
Same store joint venture properties	(3,082)	(2,978)	(3,125)	(2,965)	(2,921)	(2,777)	(2,917)	(2,908)
Merger combined same store excluding JVs	$184,323	$180,668	$181,322	$180,261	$179,520	$176,743	$177,214	$173,908
1Includes acquisition and pursuit costs, merger-related costs, rent reserves, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables, and ground lease straight-line rent.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable, and tenant improvement overage amortization.
3Includes above and below market intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable, and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FULL QUARTER FFO AND NORMALIZED FFO
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Cash NOI	$204,071	$204,721	$207,740	$209,474	$211,656
General and administrative expense	(14,609)	(13,396)	(15,464)	(14,935)	(14,417)
Straight-line rent	9,356	10,008	9,530	9,782	11,231
Interest and other income (expense), net	65	139	592	547	(1,168)
Management fees and other income	1,551	1,910	1,860	2,227	2,023
Note receivable interest income	2,290	2,262	2,180	1,987	1,943
Other non-cash revenue [1]	2,380	2,250	1,918	(2,526)	3,059
Other non-cash expenses [2]	(4,668)	(5,079)	(4,556)	(4,336)	(3,764)
Non-real estate impairment	—	—	—	(5,196)	—
Unconsolidated JV adjustments	(352)	(337)	(185)	(357)	(143)
Debt Covenant EBITDA	$200,084	$202,478	$203,615	$196,667	$210,420
Interest expense	(63,187)	(66,304)	(65,334)	(63,759)	(64,443)
Gain on extinguishment of debt	—	62	—	—	119
Acquisition and pursuit costs	(301)	(769)	(669)	(287)	(92)
Merger-related costs	(1,414)	(7,450)	15,670	(4,855)	(10,777)
Leasing commission amortization [3]	3,818	3,663	3,335	3,002	2,706
Non-real estate depreciation and amortization	(1,596)	(1,509)	(1,525)	(1,372)	(1,323)
Non controlling interest	(491)	(841)	(1,027)	(1,067)	(382)
Unconsolidated JV adjustments	(393)	(389)	(377)	(351)	(327)
FFO	$136,520	$128,941	$153,688	$127,978	$135,901
Acquisition and pursuit costs	301	769	669	287	92
Merger-related costs	1,414	7,450	(15,670)	4,855	10,777
Lease intangible amortization	261	213	240	146	137
Significant non-recurring legal fees/forfeited earnest money received	(100)	—	275	—	194
Debt financing costs	—	(62)	—	—	625
Severance costs	1,445	—	—	—	—
Merger-related fair value adjustment	10,800	10,667	10,554	10,864	11,979
Allowance for credit losses	—	—	—	8,599	—
Unconsolidated JV normalizing items	89	90	93	117	96
Normalized FFO	$150,730	$148,068	$149,849	$152,846	$159,801

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization, and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 25

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022
Net (loss) income	($40,533)	($67,844)	($82,759)	($87,125)	($35,764)
Interest expense	63,187	66,304	65,334	63,759	64,443
Depreciation and amortization	180,049	182,989	183,193	184,479	185,275
Unconsolidated JV depreciation,amortization,and interest	4,836	4,810	4,789	5,192	4,339
EBITDA	$207,539	$186,259	$170,557	$166,305	$218,293
Leasing commission amortization	3,818	3,663	3,335	3,002	2,706
Gain on sales of real estate properties	(20,573)	(48,811)	(7,156)	(1,007)	(73,083)
Impairments on real estate properties	11,403	56,873	55,215	26,227	54,452
EBITDAre [1]	$202,187	$197,984	$221,951	$194,527	$202,368
EBITDA	$207,539	$186,259	$170,557	$166,305	$218,293
Acquisition and pursuit costs	301	769	669	287	92
Merger-related costs	1,414	7,450	(15,670)	4,855	10,777
Gain on sales of real estate properties	(20,573)	(48,811)	(7,156)	(1,007)	(73,083)
Impairments on real estate assets	11,403	56,873	55,215	26,227	54,452
Gain on extinguishment of debt	—	(62)	—	—	(119)
Unconsolidated JV adjustments	—	—	—	—	8
Debt Covenant EBITDA	$200,084	$202,478	$203,615	$196,667	$210,420
Leasing commission amortization	3,818	3,663	3,335	3,002	2,706
Lease intangible amortization	261	213	240	147	137
Acquisition/disposition timing impact [2]	(4,155)	(2,559)	(184)	(945)	(1,704)
Stock based compensation	3,566	2,556	3,924	3,745	3,573
Allowance for credit losses [3]	—	—	—	8,599	—
Rent reserves, net	1,404	442	(54)	1,371	(100)
Unconsolidated JV adjustments	89	90	93	117	96
Adjusted EBITDA	$205,067	$206,883	$210,969	$212,703	$215,128

1Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
2Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.
3In Q1 2023, allowance for credit losses included a $5.2 million credit allowance for a mezzanine loan included in "Impairment of real estate and credit loss reserves" on the Statement of Income and $3.4 million reserve included in “Rental Income” on the Statement of Income for previously deferred rent and straight line rent for three skilled nursing facilities.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 26

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	4Q 2023
ASSET TYPE	MERGER COMBINED SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REDEVELOPMENT	TIMING/OTHER ADJUSTMENTS [3]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/Outpatient	$172,831	$8,169	$2,664	$753	$184,417	$737,668
Inpatient/Surgical	8,130	856	—	—	8,986	35,944
Office	6,441	—		—	6,441	25,764
Total Cash NOI	$187,402	$9,025	$2,664	$753	$199,844	$799,376

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$59,871	As of December 31, 2023 [8]		384,816,882
Re/development budget	295,578
	$355,449	IMPLIED CAP RATE
			STOCK PRICE	IMPLIED CAP RATE
		As of December 31, 2023	$17.23	7.2%
OTHER ASSETS
Disposition pipeline [4]	$76,319	4Q 2023 High	$17.44	7.1%
Unstabilized properties [5]	286,617	4Q 2023 Low	$13.96	8.1%
Cash and other assets [6]	429,873
	$792,809

DEBT
Unsecured credit facility	$—
Unsecured term loans	1,500,000
Senior notes	3,699,285
Mortgage notes payable	70,752
Company share of joint venture net debt	24,284
Remaining re/development funding	145,703
Other liabilities [7]	245,574
	$5,685,598

1See Merger Combined Same Store schedule on pages 22 - 23 for details on Merger Combined Same Store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized re/developments completed during the full eight quarter period that are not included in merger combined same store NOI.
3Timing adjustments include and management fee income of $1.3 million, offset by $0.6 million of positive NOI for unstabilized properties, which are shown in other assets.
4Includes assets held for sale and planned dispositions.
5Includes 34 properties at their gross book value. These properties were comprised of 1.2 million square feet that generated positive NOI of $0.6 million.
6Includes cash of $25.7 million, notes receivable of $173.6 million, prepaid assets of $124.1 million, accounts receivable of $63.3 million, prepaid ground leases of $19.8 million, and other investments of $6.0 million. In addition, includes the Company's occupied portion of its corporate headquarters in Nashville of $17.4 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $212.0 million, security deposits of $30.2 million, and deferred operating expense reimbursements of $3.4 million.
8Total shares outstanding includes OP units.

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 27

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	ACTUAL	EXPECTED 2024
	2023	LOW	HIGH
OPERATING METRICS
Multi-tenant absorption (bps)	20	100	150
Multi-tenant portfolio cash NOI growth	2.3%	3.50%	4.75%
Single-tenant portfolio cash NOI growth	0.7%	0.50%	1.50%

Merger combined same store cash NOI growth, including Company's share of JVs	2.8%	2.50%	3.50%
Merger combined same store lease retention rate	79.3%	75.0%	85.0%

Normalized G&A	$56,684	$61,000	$64,000
Straight-line rent, net	32,592	30,000	34,000

CAPITAL FUNDING
Acquisitions	$42,950	$0.00	$0.00
Dispositions	768,690	150,000	250,000
Re/development	112,213	100,000	130,000
1st generation TI and acq. capex	38,773	30,000	40,000
Maintenance capex
2nd generation TI	66,081	60,000	70,000
Leasing commissions paid	36,391	35,000	40,000
Capital expenditures	49,342	45,000	50,000
Total maintenance capex	151,814	140,000	160,000

CASH YIELD
Acquisitions	6.5%	—%	—%
Dispositions	6.5%	6.0%	7.0%
Development (stabilized)		6.5%	8.0%
Redevelopment (stabilized)		9.0%	12.0%

EARNINGS AND LEVERAGE
Earnings per share	$(0.74)	$(0.60)	$(0.10)
Normalized FFO per share	$1.57	$1.52	$1.58
Net debt to adjusted EBITDA	6.4x	6.0x	6.5x

HEALTHCARE REALTY	4Q 2023 SUPPLEMENTAL INFORMATION 28